Supplement Dated December 18, 2013
To The Summary Prospectus Dated April 29, 2013

Supplement Dated December 18, 2013
To The Prospectus Dated April 29, 2013

JNL® Variable Fund LLC

Please note that all changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Mellon Capital DowSM 10 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.  The ten companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.

In the summary prospectus for the JNL/Mellon Capital Global 15 Fund, please delete the second paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

In the summary prospectus for the JNL/Mellon Capital 25 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”).  The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.

In the prospectus for the JNL/Mellon Capital DowSM 10 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Principal Investment Strategies.  The Dow 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields.  The ten companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

In the prospectus for the JNL/Mellon Capital Global 15 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Principal Investment Strategies.  The Global 15 Fund seeks to achieve its objective by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index.  The Global 15 Fund consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.  The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The fifteen companies are chosen on each Stock Selection Date as follows:

In the prospectus for the JNL/Mellon Capital 25 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Principal Investment Strategies.  The 25 Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

This Supplement is dated December 18, 2013.